UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 27, 2005

(Date of earliest event reported)

HARBOR GLOBAL COMPANY LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-30889	52-2256071
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Fanueil Hall Marketplace, Boston, MA 02109

(Address of principal executive offices, including zip code)

(617) 878-1600

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 27, 2005, Harbor Global Company Ltd. (the “Company”) issued a press release announcing that its Board of Directors has declared a cash dividend on the Company’s common shares. A copy of the Company’s press release announcing the cash dividend is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Press Release dated October 27, 2005 issued by Harbor Global Company Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2005	HARBOR GLOBAL COMPANY LTD.

	By	/s/ Donald H. Hunter
Donald H. Hunter Chief Chief Operating Officer and Chief Financial Officer

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